HC2 HOLDINGS, INC. © HC2 Holdings, Inc. 2018 Fourth Quarter & Year End 2017 Conference Call

© 2 0 1 8 H C 2 H O L D I N G S , I N C . Special Note Regarding Forward-Looking Statements Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This presentation contains, and certain oral statements made by our representatives from time to time may contain, forward-looking statements. Generally, forward-looking statements include information describing actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. The forward-looking statements in this press release include without limitation our 2018 guidance for the Construction and Marine Services segments and statements regarding our expectation regarding building shareholder value and future cash and invested assets. Such statements are based on the beliefs and assumptions of HC2's management and the management of HC2's subsidiaries and portfolio companies. The Company believes these judgments are reasonable, but you should understand that these statements are not guarantees of performance or results, and the Company’s actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of important factors, both positive and negative, that may be revised or supplemented in subsequent reports on Forms 10-K, 10-Q and 8-K. Such important factors include, without limitation, issues related to the restatement of our financial statements; the fact that we have historically identified material weaknesses in our internal control over financial reporting, and any inability to remediate future material weaknesses; capital market conditions; the ability of HC2's subsidiaries and portfolio companies to generate sufficient net income and cash flows to make upstream cash distributions; volatility in the trading price of HC2 common stock; the ability of HC2 and its subsidiaries and portfolio companies to identify any suitable future acquisition opportunities; our ability to realize efficiencies, cost savings, income and margin improvements, growth, economies of scale and other anticipated benefits of strategic transactions; difficulties related to the integration of financial reporting of acquired or target businesses; difficulties completing pending and future acquisitions and dispositions; effects of litigation, indemnification claims, and other contingent liabilities; changes in regulations and tax laws; and risks that may affect the performance of the operating subsidiaries and portfolio companies of HC2. Although HC2 believes its expectations and assumptions regarding its future operating performance are reasonable, there can be no assurance that the expectations reflected herein will be achieved. These risks and other important factors discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”), and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to HC2 or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and unless legally required, HC2 undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Safe Harbor Disclaimers 1

© 2 0 1 8 H C 2 H O L D I N G S , I N C . Non-GAAP Financial Measures Adjusted EBITDA In this presentation, HC2 refers to certain financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”), including Core Operating Subsidiary Adjusted EBITDA, Total Adjusted EBITDA (excluding the Insurance segment) and Adjusted EBITDA for its operating segments. Management believes that Adjusted EBITDA measures provide investors with meaningful information for gaining an understanding of the Company’s results as it is frequently used by the financial community to provide insight into an organization’s operating trends and facilitates comparisons between peer companies, because interest, taxes, depreciation, amortization and the other items for which adjustments are made as noted in the definition of Adjusted EBITDA below can differ greatly between organizations as a result of differing capital structures and tax strategies. In addition, management uses Adjusted EBITDA measures in evaluating certain of the Company’s segments performance because they eliminate the effects of considerable amounts of non-cash depreciation and amortization and items not within the control of the Company’s operations managers. While management believes that these non-GAAP measurements are useful as supplemental information, such adjusted results are not intended to replace our GAAP financial results and should be read together with HC2’s results reported under GAAP. Management defines Adjusted EBITDA as net income (loss) adjusted to exclude the impact of depreciation and amortization; amortization of equity method fair value adjustments at acquisition; (gain) loss on sale or disposal of assets; lease termination costs; asset impairment expense; interest expense; net gain (loss) on contingent consideration; loss on early extinguishment or restructuring of debt; other (income) expense, net; foreign currency transaction (gain) loss included in cost of revenue; income tax (benefit) expense; (gain) loss from discontinued operations; noncontrolling interest; bonus to be settled in equity; share-based compensation expense; non- recurring items; and acquisition costs. A reconciliation of Adjusted EBITDA to Net Income (Loss) is included in the financial tables at the end of this presentation. Management recognizes that using Adjusted EBITDA as a performance measure has inherent limitations as an analytical tool as compared to net income (loss) or other GAAP financial measures, as these non-GAAP measures exclude certain items, including items that are recurring in nature, which may be meaningful to investors. As a result of the exclusions, Adjusted EBITDA should not be considered in isolation and do not purport to be alternatives to net income (loss) or other GAAP financial measures or a measure of our operating performance. Adjusted Operating Income Insurance Adjusted Operating Income for the Insurance segment ("Insurance AOI") is a non-U.S. GAAP financial measure frequently used throughout the insurance industry and is an economic measure the Insurance segment uses to evaluate its financial performance. Management believes that Insurance AOI measures provide investors with meaningful information for gaining an understanding of certain results and provides insight into an organization’s operating trends and facilitates comparisons between peer companies. However, Insurance AOI has certain limitations and we may not calculate it the same as other companies in our industry. It should therefore be read together with the Company's results calculated in accordance with U.S. GAAP. Similarly to Adjusted EBITDA, using Insurance AOI as a performance measure has inherent limitations as an analytical tool as compared to income (loss) from operations or other U.S. GAAP financial measures, as this non-U.S. GAAP measure excludes certain items, including items that are recurring in nature, which may be meaningful to investors. As a result of the exclusions, Insurance AOI should not be considered in isolation and does not purport to be an alternative to income (loss) from operations or other U.S. GAAP financial measures as a measure of our operating performance. Management defines Insurance AOI as Net income (loss) for the Insurance segment adjusted to exclude the impact of net investment gains (losses), including OTTI losses recognized in operations; asset impairment; intercompany elimination; non-recurring items; and acquisition costs. Management believes that Insurance AOI provides a meaningful financial metric that helps investors understand certain results and profitability. While these adjustments are an integral part of the overall performance of the Insurance segment, market conditions impacting these items can overshadow the underlying performance of the business. Accordingly, we believe using a measure which excludes their impact is effective in analyzing the trends of our operations. By accepting this document, each recipient agrees to and acknowledges the foregoing terms and conditions. Safe Harbor Disclaimers 2

© 2 0 1 8 H C 2 H O L D I N G S , I N C . Agenda 3 OVERVIEW AND FINANCIAL HIGHLIGHTS Philip Falcone Chairman, President and CEO Q AND A Philip A. Falcone Michael J. Sena Andrew G. Backman Chairman, President and CEO Chief Financial Officer Managing Director

Segment Financial Summary

Adjusted EBITDA for "Core Operating Subsidiaries" $105.5m for FY 2017

($m)		FY 2017	Q4 2017	Q3 2017	Q2 2017	Q1 2017	FY 2016
Adjusted EBITDA	**Core Operating Subsidiaries**						
	Construction	$51.6	$15.1	$16.8	$11.1	$8.6	$59.9
	Marine Services	44.0	15.3	8.8	3.6	16.3	41.2
	Energy	2.9	0.4	0.3	1.0	1.2	2.5
	Telecom	6.9	1.6	1.5	2.2	1.7	5.6
	Total Core Operating	**$105.5**	**$32.4**	**$27.3**	**$17.9**	**$27.8**	**$109.1**
	Early Stage and Other Holdings						
	Life Sciences	($22.4)	($5.2)	($8.2)	($4.9)	($4.1)	($12.0)
	Other	(3.1)	1.3	(1.1)	(2.2)	(1.2)	(11.2)
	Total Early Stage and Other	**($25.5)**	**($3.9)**	**($9.3)**	**($7.1)**	**($5.2)**	**($23.2)**
	Non-Operating Corporate	($29.2)	($8.7)	($8.3)	($6.3)	($5.9)	($25.7)
	Total HC2 (excluding Insurance)	**$50.8**	**$19.7**	**$9.8**	**$4.6**	**$16.7**	**$60.2**
Adjusted Operating Income	**Core Financial Services**						
	Insurance	$8.0	$2.6	$3.7	$2.6	($1.0)	($15.9)

Note: Reconciliations of Adjusted EBITDA and Adjusted Operating Income to U.S. GAAP Net Income in appendix. Table may not foot due to rounding. Adjusted Operating Income for Q1 2016 was adjusted to exclude certain intercompany eliminations to better reflect the results of the insurance segment, and remain consistent with internally reported metrics. Additional details in appendix.

All data as of December 31, 2017
Construction formerly Manufacturing; Energy formerly Utilities.

© 2018 HC2 Holdings, Inc.
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Fourth Quarter and Full Year 2017 Highlights

Construction	• $723 million record backlog provides significant visibility [~18 – 24 months] • $772 million backlog taking into consideration awarded, but not yet signed contracts • Continue to see opportunities in commercial sector totaling approximately $300m • Completed acquisitions of CanDraft VSI and Mountain States Steel to address compelling bridge market • Recently awarded first bridge infrastructure project following Mountain States acquisition • Distributed $9.5 million of dividend and tax share to HC2 in 4Q17; $28 million for FY17	DBM GLOBAL
Marine Services	• $445 million near record backlog • Strong FY17 joint venture and telecom maintenance • Completed acquisition of Fugro's trenching and cable-laying business • Positioned well for tremendous long-term opportunities in rapidly growing global offshore power market • Continued to maintain three of six global contracted maintenance zone agreements (ACMA / SEAIOCMA / NAZ) • Upgraded fleet - C.S. Recorder (Telecom Install & Oil & Gas); C.S. Symphony (Offshore Power & Oil & Gas)	Global Marine
Energy	• Signed first renewable natural gas supply agreement in 4Q17 • Alternative Fuel Energy Tax Credit ("AFETC") credit renewed for 2017; $3.0 million credit for FY17 to be received in 2Q18 • Completed integration & upgrade of 18 fueling stations; 44 stations owned or operated nationwide • HC2 equity ownership in ANG increased to 68% following conversion of a promissory note	ANG
Telecom	• Continue focus on increasing margin, diversifying global customer base, delivering consistent EBITDA • New account representatives in Latin America, Eastern Europe and Russia • Distributed $2.0 million of dividend to HC2 in 4Q17; $8 million for FY17	PTGi
Insurance	• $7.1 million Net Income for FY17; $8.0 million Adjusted Operating Income for FY17 • Announced acquisition of Humana's ~$2.3 billion long-term care insurance business; Will increase insurance investment platform to ~$3.5 billion of cash / invested assets once completed (~3Q18)	
Pansend	• Very active discussions continue with strategic parties for multiple Pansend companies	PANSEND
Other	• Primarily includes over-the-air broadcast television assets (HC2 Broadcasting Holdings), a console and mobile video game publisher and other investments • HC2 Broadcasting Holdings Inc., entered into a $75 million bridge loan to primarily finance acquisitions in the low power broadcast television distribution market; Subsequent to quarter end, increased bridge loan by $27 million	

© 2018 HC2 Holdings, Inc. 5

HC2 Broadcasting Holdings Inc.

Business Description:

- HC2 Broadcasting Holdings Inc., a subsidiary of HC2 Holdings, has strategically acquired broadcast assets across the United States
- HC2's broadcast vision is to capitalize on the opportunities to bring valuable content to more viewers over-the-air and position the company for a changing media landscape

DTV America | MAKO Communications LLC | Azteca America | 3ABN | OTA Broadcasting



WASHINGTON
MONTANA
NORTH DAKOTA
MINNESOTA
OREGON
IDAHO
SOUTH DAKOTA
WISCONSIN
WYOMING
NEW YORK
NEBRASKA
NEVADA
UTAH
COLORADO
KANSAS
MISSOURI
UNITED STATES
NEW MEXICO
OKLAHOMA
TEXAS
MISSISSIPPI
LOUISIANA
FLORIDA
MAINE
VERMONT

Legend

30 MHz or more	
24 MHz	
18 MHz	
12 MHz	
6 MHz	

Broadcast Television Stations: Key Metrics*

- Operational Stations: 135
  - Full-Power Stations: 4
  - Class A Stations: 34
  - LPTV Stations: 97
- Silent Licenses & Construction Permits: 476
- U.S. Markets: >110
- Total Footprint, Excluding Construction Permits, Covers Approximately 60% of the U.S. Population**

Select Management:

- Kurt Hanson – Chief Technology Officer, HC2 Broadcasting Holdings
- Louis Libin – Managing Director, Strategy, HC2 Broadcasting Holdings
- Les Levi – Business Development, HC2 Broadcasting Holdings
- Manuel Abud – President and CEO, Azteca America

*As of 2/23/2018 (includes transactions pending approval at the US FCC)
** Based on 2010 population data

© 2018 HC2 Holdings, Inc.
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Looking Ahead - 2018 Focus and Priorities

- **Optimization of HC2 Capital Structure**
  - Global refinancing of 11% Secured Notes to reduce cost of debt capital
  - Continue to reduce cumulative outstanding of preferred equity
  - Explore alternative financing structures at subsidiary level
  - Explore alternative financing structures for broadcasting assets
- **Monetization / Value Creation Within Diverse HC2 Portfolio**
- **Continued Focused Expansion of Over-The-Air Broadcast Television Strategy**
  - Expand market reach of nationwide network
  - Valuable alternative distribution channel for content providers
  - Improve and add content across acquired assets through strategic relationships with content providers
- **Initiated 2018 Guidance for Construction & Marine Services**
  - DBM Global: Currently expect $60 million - $65 million of FY18 Adjusted EBITDA
  - Global Marine: Currently expect $45 million - $50 million of FY18 Adjusted EBITDA

HC2 does not guarantee future results of any kind. Guidance is subject to risks and uncertainties, including, without limitation, those factors outlined in the "Forward Looking Statements" of this presentation and the "Risk Factors" section of the company's annual and quarterly reports filed with the Securities and Exchange Commission (SEC).

© 2018 HC2 Holdings, Inc.
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Questions and Answers

Appendix:

HC2's Diversified Portfolio

HC2

Core Operating Subsidiaries

Construction: DBM Global (Schuff)

- FY17 Revenue: $579.0m
- FY17 Adj. EBITDA: $51.6m
- Backlog $723m; ~$772m with contracts awarded, but not yet signed; ~$300m additional opportunities
- Solid long-term pipeline
- Awarded major contract for new Los Angeles Rams and Los Angeles Chargers stadium

DBM GLOBAL

Marine Services: GMSL

- FY17 Revenue: $169.5m
- FY17 Adj. EBITDA: $44.0m
- Strong full-year joint venture performance, in particular Huawei Marine
- Solid long term telecom and offshore power maintenance & install opportunities
- Awarded 5-year SEAIOCMA maintenance renewal

Global Marine

Energy: ANG

- FY17 Revenue: $16.4m
- FY17 Adj. EBITDA: $2.9m
- Delivered 11,095,000 Gasoline Gallon Equivalents (GGEs) in FY17 vs. 3,912,000 GGEs in FY16
- 44 stations currently owned or operated vs. two stations at time of HC2's initial investment in 3Q14

ANG AMERICAN NATURAL GAS

Telecom: PTGi ICS

- FY17 Revenue: $701.9m
- FY17Adj. EBITDA: $6.9m
- Continued focus on higher margin wholesale traffic mix and improved operating efficiencies
- Sixth consecutive cash dividend paid to HC2 in 4Q17; $8m paid for FY17

PTGi International Carrier Services

Core Financial Services Subsidiaries

Insurance: CIG

- ~$74.7m of statutory surplus
- ~$86.4m total adjusted capital
- ~$2.1b total GAAP assets
- ~$1.5b cash & invested assets
- Platform for growth through additional M&A including pending acquisition of Humana's ~$2.3b long-term care portfolio

CONTINENTAL LTC INC.

Early Stage and Other Holdings

Life Sciences: PANSEND

- **MediBeacon:** Completed "Pilot Two" Clinical Study at Washington University in St. Louis (1Q17)
- **R2 Dermatology:** Received FDA Approval for second generation R2 Dermal Cooling System (2Q17)
- **BeneVir:** Granted additional patent protecting oncolytic immunotherapy Stealth-1H & other assets (2Q17)
- **Genovel:** Novel, Patented, "Mini Knee" and "Anatomical Knee" replacements
- **Triple Ring Technologies:** R&D engineering company specializing in medical devices, homeland security , imaging, sensors, optics, fluidics, robotics & mobile healthcare

MediBeacon R2 BeneVir GENOVEL TRIPLE RING technologies

Other:

- **HC2 Broadcasting Holdings** Capitalizing on Over-The-Air broadcast opportunities
- **704Games (Formerly DMR)** released NASCAR® Heat 2 September 12, 2017

DTV America MAKO AZTECA AMERICA 704GAMES

All data as of December 31, 2017 unless otherwise noted
Construction formerly Manufacturing; Energy formerly Utilities

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© 2 0 1 8 H C 2 H O L D I N G S , I N C . Consolidated Financial Summary 11 ($m) Q4 2017 Q4 2016 FY 2017 FY 2016 Statement of Operations (Selected Financial Data) Total Net Revenue $458.5 $454.0 $1,634.1 $1,558.1 Total Operating Expenses $460.0 $449.0 $1,635.3 $1,559.5 Income Loss From Operations ($1.5) $5.0 ($1.1) ($1.4) Interest Expense ($15.7) ($11.8) ($55.1) ($43.4) Income From Equity Investees $5.2 $7.6 $17.8 $10.8 Income (loss) Before Taxes ($11.2) ($6.7) ($39.8) ($45.8) Net Loss attributable to common and participating preferred ($9.2) ($67.3) ($49.7) ($105.4) Non-GAAP Measures Core Operating Adjusted EBITDA $32.4 $37.9 $105.5 $109.1 Total Adjusted EBITDA $19.7 $26.5 $50.8 $60.2 Insurance AOI $2.6 ($6.9) $8.0 ($15.9) All data as of December 31, 2017 unless otherwise noted Construction formerly Manufacturing; Energy formerly Utilities Note: Reconciliations of Adjusted EBITDA and Adjusted Operating Income to U.S. GAAP Net Income in appendix. Table may not foot due to rounding. Adjusted Operating Income for Q1 2016 was adjusted to exclude certain intercompany eliminations to better reflect the results of the Insurance segment, and remain consistent with internally reported metrics. Additional details in appendix.

Construction: DBM Global Inc.

Fourth Quarter and Full Year Update

- 4Q17 Net Income: $9.2m; FY17 Net Income: $23.6m versus $28.0m in FY16
- 4Q17 Adjusted EBITDA: $15.1m; FY17 Adjusted EBITDA: $51.6m versus $59.9m in FY16
- Record backlog of $723m at end of 4Q17, an increase of over 44% vs. $503m in year-ago quarter
  - ~$772m taking into consideration awarded, but not yet signed contracts
  - ~$300m incremental opportunities that could be awarded over next several quarters
- Awarded major stadium construction contract for new Los Angeles Sports and Entertainment District – New home of the Los Angeles Rams and Los Angeles Chargers
- Recently completed "tuck-in" acquisitions of North American Operations of Candraft VSI and Mountain States Steel to address compelling bridge market
- Recently awarded first bridge infrastructure project post Mountain States acquisition
- Distributed $9.5m and $28.0m of dividend and tax share to HC2 in 4Q17 and full year 2017, respectively

Strategic Initiatives

- Continue to select profitable, strategic and "core competency" jobs, not all jobs
- Solid long-term pipeline of prospective projects; No shortage of transactions to evaluate
- Commercial / Stadium / Healthcare sectors remain strong, primarily in West region
- Opportunities to add higher margin, value added services to overall product offering (e.g. BDS VirCon/PDC/Candraft)



Loma Linda Hospital



Historical Performance
$526.1
$513.8
$502.7
$579.0
$45.8
$52.0
$59.9
$51.6
8.7%
10.1%
11.9%
8.9%
2014PF
2015A
2016A
2017A
Adjusted EBITDA
Revenue



Los Angeles Rams Stadium

All data as of December 31, 2017 unless otherwise noted
Construction formerly Manufacturing

© 2018 HC2 Holdings, Inc.

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Marine Services: Global Marine Group

Fourth Quarter and Full Year Update

- 4Q17 Net Income: $6.2m; FY17 Net Income: $15.2m versus $17.4m in FY16
- 4Q17 Adjusted EBITDA: $15.3m; FY17 Adjusted EBITDA: $44.0m versus $41.2m in FY16
- Near record Global Marine backlog of $445m at year-end 2017
- Completed acquisition of Fugro's trenching and cable laying business; Positioned well for tremendous long-term opportunities in rapidly growing global offshore power market
- Secured renewal of remaining two of its three long-term cable maintenance contracts; Continue to have three of six global contracted maintenance zone agreements (ACMA / SEAIOCMA / NAZ)
- Upgraded and revitalized fleet:
  - C.S. Recorder (Telecom Installation for HMN and O&G); C.S. Symphony (Offshore Power and O&G)

Strategic Initiatives

HUAWEI MARINE — 49% ownership

Total HMN*	2017	2016	2015	2014
Revenue	NA	~$207m	~$203m	~$88m
Profit	NA	~$25m	~$14m	~$2m
Cash / Equivalents	NA	~$48m	~$27m	~$16m

SBSS — 49% ownership

- Joint Venture established in 1995 with China Telecom
- China's leading provider of submarine cable installation
- Located in Shanghai and possesses a fleet of advanced purpose-built cable ships





Historical Performance
$163.6
$134.9
$161.9
$169.5
$50.0
$42.1
$41.2
$44.0
29.8%
31.2%
25.4%
26.0 %
2014PF
2015A
2016A
2017A
Adjusted EBITDA
Revenue



Note: 2014 PF Adj. EBITDA inclusive of approx. $10m offshore power installation vs. minimal contribution in 2015 & 1H16 as a result of Prysmian agreement which expired in 4Q15

Currency Exchange: CNY:USD 1:0.129
All data as of December 31, 2017 unless otherwise noted

© 2018 HC2 Holdings, Inc.

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© 2 0 1 8 H C 2 H O L D I N G S , I N C . 4Q17 Net Income: $1.5m; FY17 Net (Loss): ($0.5)m versus Net Income $0.01m in FY16 4Q17 Adjusted EBITDA: $0.4m; FY17 Adjusted EBITDA: $2.9m versus $2.5m in FY16 Signed first renewable natural gas supply agreement in 4Q17 Alternative Fuel Energy Tax Credit (“AFETC”) credit renewed for 2017 - ~$3.0m credit for FY2017 to be recognized in 2Q18 Completed the integration & upgrade of 18 fueling stations throughout the U.S. Delivered 11,095,000 Gasoline Gallon Equivalents (GGEs) for full year 2017 vs. 3,912,000 GGEs in 2016 44 stations currently owned or operated or under development vs. two stations at time of initial investments (3Q14) HC2 equity ownership in ANG increased to 68% following conversion of a promissory note Fourth Quarter and Full Year Update -$0.4 $0.9 $2.5 $2.9 $1.8 $6.8 $6.4 $16.4 2014A 2015A 2016A 2017A Historical Performance Adjusted EBITDA Revenue Energy: American Natural Gas (ANG) 14 All data as of December 31, 2017 unless otherwise noted Energy formerly Utilities 39.6% 12.8% (14.1%) 17.7%

© 2 0 1 8 H C 2 H O L D I N G S , I N C .  Steady quarterly results again due to continued focus on higher margin wholesale traffic mix, smaller global accounts, and improved operational efficiencies – 4Q17 Net Income: $1.3m; FY17 Net Income: $6.2m versus $1.4m in FY16 – 4Q17 Adjusted EBITDA: $1.6m; FY17 Adjusted EBITDA: $6.9m versus $5.6m in FY16 – Sixth consecutive quarter of cash dividend to HC2 – $8.0m dividends distributed for the year-ended 2017 – New account representatives in Latin America, Eastern Europe and Russia – Continued focus on increasing margin, diversifying global customer base, delivering consistent EBITDA  One of the key objectives: leverage the infrastructure and management expertise within PTGi-ICS – Over 800+ wholesale interconnections globally provides HC2 the opportunity to leverage the existing cost effective infrastructure by bolting on higher margin products and M&A opportunities – A focused strategic initiative has been launched within PTGi-ICS to identify potential M&A opportunities Fourth Quarter and Full Year Update Telecommunications: PTGi-ICS 15 $(1.2) $2.0 $5.6 $6.9 $162.0 $460.4 $735.0 $701.9 2014A 2015A 2016A 2017A Historical Performance Adjusted EBITDA Revenue All data as of December 31, 2017 unless otherwise noted 0.8% 0.4% (0.1%) 1.0%

Insurance: Continental Insurance Group

Fourth Quarter and Full Year Update

- Continental Insurance Group serves as a platform for run-off Long Term Care ("LTC") books of business and for acquiring additional run-off LTC businesses
  - 4Q17 Net Income: $3.4m; FY17 Net Income: $7.1m versus Net (Loss) $14.0m in FY16
  - 4Q17 Adjusted Operating Income: $2.6m; FY17 Adjusted Operating Income $8.0m versus ($15.9m) in FY16
  - ~$74.7m statutory surplus at end of fourth quarter
  - ~$86.4m total adjusted capital at end of fourth quarter
  - ~$2.1b in total GAAP assets at December 31, 2017
  - ~$1.5b in cash and invested assets at December 31, 2017
- Signed Definitive Agreement to Acquire Humana's ~$2.3 Billion Long-Term Care Insurance Business
  - Will significantly expand and leverage Continental's insurance platform in Austin, Texas
  - Once completed, Continental will have approximately $3.5 billion portfolio of cash and investable assets
  - Immediately accretive to Continental's RBC Ratio and Statutory Capital
  - Opportunity to meaningfully increase investment portfolio yield
  - Validates and endorses HC2's insurance platform and strategy
  - Expected to close by third quarter 2018

Note: Reconciliation of Adjusted Operating Income to U.S. GAAP Net Income in appendix. All data as of December 31, 2017 unless otherwise noted

© 2018 HC2 Holdings, Inc.

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Pansend

HC2's Pansend Life Sciences Segment Is Focused on the Development of Innovative Healthcare Technologies and Products

BeneVir

- 80% equity ownership of company focused on immunotherapy; Oncolytic virotherapy for treatment of solid cancer tumors
- Founded by Dr. Matthew Mulvey & Dr. Ian Mohr (who co-developed T-Vec); Biovex (owner of T-Vec) acquired by Amgen for ~$1billion
- Benevir's T-Stealth is a second generation oncolytic virus with new features and new intellectual property
- BeneVir holds exclusive worldwide license to develop BV-2711 (T-Stealth)
- Granted new patent entitled "*Oncolytic Herpes Simplex Virus and Therapeutic Uses Thereof*", covering the composition of matter for Stealth-1H, BeneVir's lead oncolytic immunotherapy, as well as other platform assets (2Q17)

R2 dermatology

- 74% equity ownership of dermatology company focused on lightening and brightening skin
- Founded by Pansend in partnership with Mass. General Hospital and inventors Dr. Rox Anderson, Dieter Manstein and Dr. Henry Chan
- Over $20 billion global market
- Received Food and Drug Administration approval for the R2 Dermal Cooling System (4Q16)
- Received Food and Drug Administration approval for second generation R2 Dermal Cooling System (2Q17)

GENOVEL

- 80% equity ownership in company with unique knee replacements based on technology from Dr. Peter Walker, NYU Dept. of Orthopedic Surgery and one of the pioneers of the original Total Knee.
- "Mini-Knee" for early osteoarthritis of the knee; "Anatomical Knee" – A Novel Total Knee Replacement
- Strong patent portfolio

MediBeacon

- 50% equity ownership in company with unique technology and device for monitoring of real-time kidney function
- Current standard diagnostic tests measure kidney function are often inaccurate and not real-time
- MediBeacon's Optical Renal Function Monitor will be first and only, non-invasive system to enable real-time, direct monitoring of renal function at point-of-care
- $3.5 billion potential market
- Successfully completed a key clinical study of its unique, real-time kidney monitoring system on subjects with impaired kidney function at Washington University in St. Louis. (1Q17)

Triple Ring technologies

- Profitable technology and product development company
- Areas of expertise include medical devices, homeland security, imaging systems, sensors, optics, fluidics, robotics and mobile healthcare
- Located in Silicon Valley and Boston area with over 90,000 square feet of working laboratory and incubator space
- Contract R&D market growing rapidly
- Customers include Fortune 500 companies and start-ups

All data as of December 31, 2017 unless otherwise noted

© 2018 HC2 Holdings, Inc.

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Notable Financial and Other Updates

- **Collateral Coverage Ratio Exceeded 2.0x at Quarter End (4Q17)**
- **$72.7 million in Consolidated Cash (excluding Insurance segment)**
  - $29.4 million Corporate Cash
- **$11.5 million Received in Dividends and Tax Share from DBM Global and PTGi ICS in 4Q17**
- **$36.0 million Received in Dividends and Tax Share from DBM Global and PTGi ICS Full Year 2017**
- **HC2 Broadcasting Holdings Inc., Entered into a $75 million Bridge Loan to Primarily Finance Acquisitions Broadcast Television Distribution Market**

  Subsequent to quarter end, increased bridge loan by $27 million
- **2018 Key Priorities:**
  - Optimize HC2 capital structure
  - Monetization / value creation within diverse HC2 portfolio
  - Continued focused expansion of over-the-air television broadcast strategy
- **Initiated 2018 Guidance for Construction & Marine Services**
  - **DBM Global:** Currently expect $60 million - $65 million of FY18 Adjusted EBITDA
  - **Global Marine:** Currently expect $45 million - $50 million of FY18 Adjusted EBITDA

($m)	Balance Sheet (at December 31, 2017)
Market Cap(1)	$228.0
Preferred Equity	$26.7
Total Debt	$400.0
Corporate Cash(2)	$29.4
Enterprise Value(3)	$625.3

(1) Market capitalization on a fully diluted basis, excluding preferred equity, using a common stock price per share of $5.16 on March 13, 2018
(2) Cash and cash equivalents
(3) Enterprise Value is calculated by adding market capitalization, total preferred equity and total debt amounts, less Corporate cash

HC2 does not guarantee future results of any kind. Guidance is subject to risks and uncertainties, including, without limitation, those factors outlined in the "Forward Looking Statements" of this presentation and the "Risk Factors" section of the company's annual and quarterly reports filed with the Securities and Exchange Commission (SEC).

All data as of December 31, 2017 unless otherwise noted
© 2018 HC2 Holdings, Inc.
18

Reconciliations

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA
Full Year Ended December 31, 2017

(in thousands)

Year Ended December 31, 2017	Core Operating Subsidiaries				Early Stage & Other		Non-operating Corporate	Total HC2
	Construction	Marine	Energy	Telecom	Life Sciences	Other & Elimination		
Net loss attributable to HC2 Holdings, Inc.								$ (46,911)
Less: Net Income attributable to HC2 Holdings Insurance segment								7,066
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 23,624	$ 15,173	$ (516)	$ 6,163	$ (18,098)	$ (18,005)	$ (62,318)	$ (53,977)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:								
Depreciation and amortization	5,583	22,898	5,071	371	186	1,508	71	35,688
Depreciation and amortization (included in cost of revenue)	5,254	-	-	-	-	-	-	5,254
Amortization of equity method fair value adjustment at acquisition	-	(1,594)	-	-	-	-	-	(1,594)
Asset impairment expense	-	-	-	-	-	1,810	-	1,810
(Gain) loss on sale or disposal of assets	292	(3,500)	247	181	-	-	-	(2,780)
Lease termination costs	-	249	-	17	-	-	-	266
Interest expense	976	4,392	1,181	41	-	4,373	44,135	55,098
Net loss (gain) on contingent consideration	-	-	-	-	-	-	(11,411)	(11,411)
Other (income) expense, net	(41)	2,683	1,488	149	(17)	6,541	(92)	10,711
Foreign currency (gain) loss (included in cost of revenue)	-	(79)	-	-	-	-	-	(79)
Income tax (benefit) expense	10,679	203	(4,243)	7	(820)	(1,129)	(10,185)	(5,488)
Noncontrolling interest	1,941	260	(681)	-	(3,936)	(1,164)	-	(3,580)
Bonus to be settled in equity	-	-	-	-	-	-	4,130	4,130
Share-based compensation expense	-	1,527	364	-	319	279	2,754	5,243
Non-recurring items	-	-	-	-	-	-	-	-
Acquisition costs	3,280	1,815	-	-	-	2,648	3,764	11,507
Adjusted EBITDA	**$ 51,588**	**$ 44,027**	**$ 2,911**	**$ 6,929**	**$ (22,366)**	**$ (3,139)**	**$ (29,152)**	**$ 50,798**
Total Core Operating Subsidiaries	**$ 105,455**							

© 2018 HC2 Holdings, Inc.

20

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Full Year Ended December 31, 2016

(in thousands)

Year Ended December 31, 2016	Core Operating Subsidiaries				Early Stage & Other		Non-	
	Construction	Marine	Energy	Telecom	Life Sciences	Other & Elimination	operating Corporate	Total HC2
Net loss attributable to HC2 Holdings, Inc.								$ (94,549)
Less: Net loss attributable to HC2 Holdings Insurance segment								(14,028)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 28,002	$ 17,447	$ 7	$ 1,435	$ (7,646)	$ (24,800)	$ (94,966)	$ (80,521)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:								
Depreciation and amortization	1,892	22,007	2,248	504	124	1,480	9	28,264
Depreciation and amortization (included in cost of revenue)	4,370	-	-	-	-	-	-	4,370
Amortization of equity method fair value adjustment at acquisition	-	(1,371)	-	-	-	-	-	(1,371)
(Gain) loss on sale or disposal of assets	1,663	(9)	-	708	-	-	-	2,362
Lease termination costs	-	-	-	179	-	-	-	179
Interest expense	1,239	4,774	211	-	-	1,164	35,987	43,375
Net loss (gain) on contingent consideration	-	(2,482)	-	-	-	-	11,411	8,929
Other (income) expense, net	(163)	(2,424)	(8)	(87)	(3,213)	9,987	(1,277)	2,815
Foreign currency (gain) loss (included in cost of revenue)	-	(1,106)	-	-	-	-	-	(1,106)
Income tax (benefit) expense	18,727	1,394	(535)	2,803	1,558	3,250	11,245	38,442
Noncontrolling interest	1,834	974	(4)	-	(3,111)	(2,575)	-	(2,882)
Bonus to be settled in equity	-	-	-	-	-	-	2,503	2,503
Share-based compensation expense	-	1,682	597	-	251	273	5,545	8,348
Non-recurring items	-	-	-	-	-	-	1,513	1,513
Acquisition Costs	2,296	290	27	18	-	-	2,312	4,943
Adjusted EBITDA	**$ 59,860**	**$ 41,176**	**$ 2,543**	**$ 5,560**	**$ (12,037)**	**$ (11,221)**	**$ (25,718)**	**$ 60,163**
Total Core Operating Subsidiaries	**$ 109,139**							

© 2018 HC2 Holdings, Inc.

21

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Three Months Ended December 31, 2017

(in thousands)

Three Months Ended December 31, 2017	Core Operating Subsidiaries				Early Stage & Other		Non-operating Corporate	Total HC2
	Construction	Marine	Energy	Telecom	Life Sciences	Other & Elimination		
Net loss attributable to HC2 Holdings, Inc.								$ (8,537)
Less: Net Income attributable to HC2 Holdings Insurance segment								3,383
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 9,160	$ 6,230	$ 1,485	$ 1,253	$ (3,822)	$ (8,218)	$ (18,008)	$ (11,920)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:								
Depreciation and amortization	1,389	6,337	1,195	86	57	575	21	9,660
Depreciation and amortization (included in cost of revenue)	1,419	-	-	-	-	-	-	1,419
Amortization of equity method fair value adjustment at acquisition	-	(371)	-	-	-	-	-	(371)
Asset impairment expense	-	-	-	-	-	-	-	-
(Gain) loss on sale or disposal of assets	199	-	208	181	-	-	-	588
Lease termination costs	-	-	-	2	-	-	-	2
Interest expense	357	1,029	629	4	-	1,965	11,704	15,688
Net loss (gain) on contingent consideration	-	-	-	-	-	-	(5,410)	(5,410)
Other (income) expense, net	117	240	(164)	72	8	3,741	368	4,382
Foreign currency (gain) loss (included in cost of revenue)	-	52	-	-	-	-	-	52
Income tax (benefit) expense	887	(36)	(4,255)	7	(820)	(1,129)	(1,073)	(6,419)
Noncontrolling interest	751	(121)	1,321	-	(728)	1,502	-	2,725
Bonus to be settled in equity	-	-	-	-	-	-	2,780	2,780
Share-based compensation expense	-	394	3	-	80	213	547	1,237
Non-recurring items	-	-	-	-	-	-	-	-
Acquisition costs	833	1,515	-	-	-	2,648	339	5,335
Adjusted EBITDA	**$ 15,112**	**$ 15,269**	**$ 422**	**$ 1,605**	**$ (5,225)**	**$ 1,297**	**$ (8,732)**	**$ 19,748**
Total Core Operating Subsidiaries	**$ 32,408**							

© 2018 HC2 Holdings, Inc.

22

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA
Three Months Ended September 30, 2017

(in thousands)

Three Months Ended September 30, 2017	Core Operating Subsidiaries				Early Stage & Other		Non-operating Corporate	Total HC2
	Construction	Marine	Energy	Telecom	Life Sciences	Other & Elimination		
Net loss attributable to HC2 Holdings, Inc.								$ (5,967)
Less: Net Income attributable to HC2 Holdings Insurance segment								4,280
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 7,082	$ 844	$ (939)	$ 1,348	$ (6,760)	$ (600)	$ (11,222)	$ (10,247)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:								
Depreciation and amortization	1,314	6,221	1,247	94	50	272	17	9,215
Depreciation and amortization (included in cost of revenue)	1,293	-	-	-	-	-	-	1,293
Amortization of equity method fair value adjustment at acquisition	-	(573)	-	-	-	-	-	(573)
Asset impairment expense	-	-	-	-	-	-	-	-
(Gain) loss on sale or disposal of assets	486	-	25	-	-	-	-	511
Lease termination costs	-	-	-	15	-	-	-	15
Interest expense	238	1,021	262	14	-	1	11,686	13,222
Net loss (gain) on contingent consideration	-	-	-	-	-	-	(6,320)	(6,320)
Other (income) expense, net	(165)	888	277	12	(10)	(118)	(718)	166
Foreign currency (gain) loss (included in cost of revenue)	-	(238)	-	-	-	-	-	(238)
Income tax (benefit) expense	4,481	(137)	-	-	-	-	(4,746)	(402)
Noncontrolling interest	558	43	(763)	-	(1,506)	(689)	-	(2,357)
Bonus to be settled in equity	-	-	-	-	-	-	765	765
Share-based compensation expense	-	394	179	-	71	19	718	1,381
Non-recurring items	-	-	-	-	-	-	-	-
Acquisition costs	1,501	300	-	-	-	-	1,564	3,365
Adjusted EBITDA	**$ 16,788**	**$ 8,763**	**$ 288**	**$ 1,483**	**$ (8,155)**	**$ (1,115)**	**$ (8,256)**	**$ 9,796**
Total Core Operating Subsidiaries	**$ 27,322**							

© 2018 HC2 Holdings, Inc.

23

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Three Months Ended June 30, 2017

(in thousands)

Three Months Ended June 30, 2017	Core Operating Subsidiaries				Early Stage & Other		Non-operating	Total HC2
	Construction	Marine	Energy	Telecom	Life Sciences	Other & Elimination	Corporate	
Net loss attributable to HC2 Holdings, Inc.								$ (17,911)
Less: Net Income attributable to HC2 Holdings Insurance segment								164
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 4,179	$ (3,053)	$ (365)	$ 2,060	$ (4,106)	$ (3,757)	$ (13,033)	$ (18,075)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:								
Depreciation and amortization	1,240	5,255	1,381	94	41	331	16	8,358
Depreciation and amortization (included in cost of revenue)	1,302	-	-	-	-	-	-	1,302
Amortization of equity method fair value adjustment at acquisition	-	(325)	-	-	-	-	-	(325)
Asset impairment expense	-	-	-	-	-	1,810	-	1,810
(Gain) loss on sale or disposal of assets	(145)	-	18	-	-	-	-	(127)
Lease termination costs	-	55	-	-	-	-	-	55
Interest expense	174	1,040	154	14	-	16	10,675	12,073
Net loss (gain) on contingent consideration	-	-	-	-	-	-	88	88
Other (income) expense, net	28	490	255	(9)	(11)	803	214	1,770
Foreign currency (gain) loss (included in cost of revenue)	-	83	-	-	-	-	-	83
Income tax (benefit) expense	3,232	(134)	(1)	-	-	-	(6,543)	(3,446)
Noncontrolling interest	369	(156)	(492)	-	(911)	(1,372)	-	(2,562)
Bonus to be settled in equity	-	-	-	-	-	-	585	585
Share-based compensation expense	-	394	91	-	76	18	527	1,106
Non-recurring items	-	-	-	-	-	-	-	-
Acquisition costs	701	-	-	-	-	-	1,168	1,869
Adjusted EBITDA	**$ 11,080**	**$ 3,649**	**$ 1,041**	**$ 2,159**	**$ (4,911)**	**$ (2,151)**	**$ (6,303)**	**$ 4,564**
Total Core Operating Subsidiaries	**$ 17,929**							

© 2018 HC2 Holdings, Inc.

24

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Three Months Ended March 31, 2017

(in thousands)

Three Months Ended March 31, 2017	Core Operating Subsidiaries				Early Stage & Other		Non-operating Corporate	Total HC2
	Construction	Marine	Energy	Telecom	Life Sciences	Other & Elimination		
Net loss attributable to HC2 Holdings, Inc.								$ (14,496)
Less: Net loss attributable to HC2 Holdings Insurance segment								(761)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 3,203	$ 11,152	$ (697)	$ 1,502	$ (3,410)	$ (5,430)	$ (20,055)	$ (13,735)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:								
Depreciation and amortization	1,640	5,085	1,248	97	38	330	16	8,454
Depreciation and amortization (included in cost of revenue)	1,240	-	-	-	-	-	-	1,240
Amortization of equity method fair value adjustment at acquisition	-	(325)	-	-	-	-	-	(325)
Asset impairment expense	-	-	-	-	-	-	-	-
(Gain) loss on sale or disposal of assets	(248)	(3,500)	(4)	-	-	-	-	(3,752)
Lease termination costs	-	194	-	-	-	-	-	194
Interest expense	207	1,302	136	9	-	2,391	10,070	14,115
Net loss (gain) on contingent consideration	-	-	-	-	-	-	231	231
Other (income) expense, net	(21)	1,065	1,120	74	(4)	2,115	44	4,393
Foreign currency (gain) loss (included in cost of revenue)	-	24	-	-	-	-	-	24
Income tax (benefit) expense	2,079	510	13	-	-	-	2,177	4,779
Noncontrolling interest	263	494	(747)	-	(791)	(605)	-	(1,386)
Bonus to be settled in equity	-	-	-	-	-	-	-	-
Share-based compensation expense	-	345	91	-	92	29	962	1,519
Non-recurring items	-	-	-	-	-	-	-	-
Acquisition costs	245	-	-	-	-	-	693	938
Adjusted EBITDA	**$ 8,608**	**$ 16,346**	**$ 1,160**	**$ 1,682**	**$ (4,075)**	**$ (1,170)**	**$ (5,862)**	**$ 16,689**
Total Core Operating Subsidiaries	**$ 27,796**							

© 2018 HC2 Holdings, Inc.

25

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Three Months Ended December 31, 2016

(in thousands)

Three Months Ended December 31, 2016	Core Operating Subsidiaries				Early Stage & Other		Non-operating Corporate	Total HC2
	Construction	Marine	Energy	Telecom	Life Sciences	Other & Elimination		
Net loss attributable to HC2 Holdings, Inc.								$ (61,464)
Less: Net loss attributable to HC2 Holdings Insurance segment								(2,050)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 7,292	$ 8,667	$ (61)	$ (2,572)	$ (4,655)	$ (3,536)	$ (64,549)	$ (59,414)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:								
Depreciation and amortization	629	5,214	769	115	37	430	5	7,199
Depreciation and amortization (included in cost of revenue)	1,322	-	-	-	-	-	-	1,322
Amortization of equity method fair value adjustment at acquisition	-	(325)	-	-	-	-	-	(325)
(Gain) loss on sale or disposal of assets	2,626	1	-	708	-	-	-	3,335
Lease termination costs	-	-	-	-	-	-	-	-
Interest expense	322	1,091	69	-	-	1,163	9,116	11,761
Net loss (gain) on contingent consideration	-	(2,482)	-	-	-	-	11,411	8,929
Other (income) expense, net	(75)	(1,234)	391	487	10	99	(966)	(1,288)
Foreign currency (gain) loss (included in cost of revenue)	-	864	-	-	-	-	-	864
Income tax (benefit) expense	6,086	2,150	(535)	2,803	1,558	3,250	32,726	48,038
Noncontrolling interest	594	464	(253)	-	(809)	(513)	-	(517)
Bonus to be settled in equity	-	-	-	-	-	-	2,503	2,503
Share-based compensation expense	-	375	490	-	67	35	712	1,679
Non-recurring items	-	-	-	-	-	-	-	-
Acquisition Costs	1,868	24	-	-	-	-	490	2,382
Adjusted EBITDA	**$ 20,664**	**$ 14,809**	**$ 870**	**$ 1,541**	**$ (3,792)**	**$ 928**	**$ (8,552)**	**$ 26,468**
Total Core Operating Subsidiaries	**$ 37,884**							

© 2018 HC2 Holdings, Inc.

26

© 2 0 1 8 H C 2 H O L D I N G S , I N C . Reconciliation of U.S. GAAP Net Income (Loss) to Insurance Adjusted Operating Income 27 (in thousands) Adjusted Op rating Income - Insurance ("Insurance AOI") FY 2017 Q4 2017 Q3 2017 Q2 2017 Q1 2017 FY 2016 Q4 2016 Net Income (loss) - Insurance segment 7,066 3,381 4,282 164$ (761)$ (14,028)$ (2,050)$ Net realized and unrealized gains on inv estments (4,983) (2,129) (978) (1,095) (781) (5,019) (7,696) Asset impairment 3,364 - - 2,842 522 2,400 2,400 Acquisition costs 2,535 1,377 422 736 - 714 445 Insurance AOI 7,982$ 2,629$ 3,726$ 2,647$ (1,020)$ (15,933)$ (6,901)$

HC2 HOLDINGS, INC. © HC2 Holdings, Inc. 2018 A n d r e w G . B a c k m a n • i r @ h c 2 . c o m • 2 1 2 . 2 3 5 . 2 6 9 1 • 4 5 0 P a r k A v e n u e , 3 0 t h F l o o r , N e w Y o r k , N Y 1 0 0 2 2 March 2018